Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Jul 31, 1999
Current Due Period Ending                           Aug 31, 1999
Prior Distribution Date                             Aug 13, 1999
Distribution Date                                   Sep 14, 1999

Beginning Trust Principal Receivables           4,029,388,105.37
Average Principal Receivables                   4,233,765,515.08
FC&A Collections (Includes Recoveries)             69,405,139.50
Principal Collections                             163,046,986.46
Additional Balances                                65,667,445.08
Net Principal Collections                          97,379,541.38
Defaulted Amount                                   31,476,134.98
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,790,947.00

Beginning Participation Invested Amount           473,819,280.11
Beginning Participation Unpaid Principal          473,819,280.11
Balance
Ending Participation Invested Amount              459,398,475.84
Ending Participation Unpaid Principal Balance     459,398,475.84

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.125%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 473,819,280.11
Numerator for Fixed Allocation                    485,740,549.16
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Applicable Allocation Percentage                        11.1914%
Investor FC&A Collections                           7,767,433.77

Series Participation Interest Default Amount
Numerator for Floating Allocation                 473,819,280.11
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Floating Allocation Percentage                          11.1914%
Series Participation Interest Default Amount        3,522,632.41

Principal Allocation Components
Numerator for Floating Allocation                 473,819,280.11
Numerator for Fixed Allocation                    485,740,549.16
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             5.0034%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          473,819,280.11
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      2,737,622.51

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00



Series Participation Interest Monthly Principal
Available Investor Principal Collections,          14,420,804.27
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      10,898,171.86
or e]
(b) prior to Accelerated Amort. Date or not        10,898,171.86
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.1914%
(d) Net Principal Collections                      97,379,541.38
(e) after Accelerated Amort Date or Early Amort    18,706,405.08
Period, [f*g]
(f) Fixed Allocation Percentage                         11.4730%
(g) Collections of Principal
                                                  163,046,986.46

(h) Minimum Principal Amount, [Min(i,l)]            6,901,391.75
(i)  Floating Allocation Percentage of             18,247,303.84
Principal Collections
(j)  2.2% of the Series Participation Interest     10,424,024.16
Invested Amount
(k) Series Participation Interest Net Default       3,522,632.41
Payment Amount
(l)  the excess of (j) over (k)                     6,901,391.75

(m) Series Participation Interest Net Default       3,522,632.41
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     7,767,433.77
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,737,622.51
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,522,632.41
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  789,698.80
Excess [Sec. 4.11(a)(vi)]                             717,480.05

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1997-1
Owner Trust
Calculations
Due Period     Aug 31, 1999
Ending
Payment Date   Sep 15, 1999

Calculation of
Interest
Expense

Index (LIBOR)     5.268750%
Accrual end    Sep 15, 1999     Aug 16,         30
date, accrual                      1999
beginning date
and days in
Interest
Period
                  Class A-1   Class A-2  Class A-3     Class B Certificate    Overcoll
                                                                         s      Amount
Beginning       246,284,830  47,381,928 61,596,506  45,012,832  33,167,350  40,375,835
Unpaid
Principal
Balance
Previously             0.00        0.00       0.00        0.00        0.00
unpaid
interest/yield
Spread to            0.125%      0.250%     0.350%      0.650%      1.000%
index
Rate (capped      5.393750%   5.518750%  5.618750%   5.918750%   6.268750%
at 12.5%, 14%,
14%, 14%, 15%)
Interest/Yield    1,106,999     217,908    288,413     222,016     173,265
Payable on the
Principal
Balance
Interest on               0           0          0           0           0
previously
unpaid
interest/yield
Interest/Yield    1,106,999     217,908    288,413     222,016     173,265
Due
Interest/Yield    1,106,999     217,908    288,413     222,016     173,265
Paid

Summary

Beginning
Security        246,284,830  47,381,928 61,596,506  45,012,832  33,167,350  40,375,835
Balance
Beginning
Adjusted        246,284,830  47,381,928 61,596,506  45,012,832  33,167,350
Balance
Principal Paid
                  7,496,335   1,442,080  1,874,705   1,369,976   1,009,456   1,326,964
Ending
Security        238,788,495  45,939,848 59,721,802  43,642,855  32,157,893  39,147,583
Balance
Ending
Adjusted        238,788,495  45,939,848 59,721,802  43,642,855  32,157,893
Balance
Ending                                                             7.0000%
Certificate
Balance as %
Participation
Interest
Invested
Amount
Targeted


Balance         238,887,207  45,939,848 59,721,802  43,642,855  32,157,893
Minimum
Adjusted                     16,000,000 20,800,000  15,200,000  11,200,000  13,600,000
Balance
Certificate
Minimum                                                          4,640,384
Balance
Ending OC
Amount as                                                                   30,837,951
Holdback
Amount
Ending OC
Amount as                                                                    8,309,632
Accelerated
Prin Pmts

Beginning Net          0.00        0.00       0.00        0.00        0.00        0.00
Charge offs
Reversals              0.00        0.00       0.00        0.00        0.00        0.00
Charge offs            0.00        0.00       0.00        0.00        0.00        0.00
Ending Net             0.00        0.00       0.00        0.00        0.00        0.00
Charge Offs

Interest/Yield   $1.5172684  $4.5397398 $4.6220002  $4.8687809  $5.1566920
Paid per $1000
Principal Paid  $10.2745814 $30.0433423 $30.0433421 $30.0433423 $30.0433423
per $1000

Series 1997-1  Owner Trust Calculations
Due Period                                            August 1999
Payment Date                                         Sep 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        14,420,804.27
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           98,712.35

Series Participation Interest Monthly Interest       2,737,622.51

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,106,999.00
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            217,907.51
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            288,412.81
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              222,016.41
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         173,264.85
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-       7,397,622.27
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance        1,442,080.43
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,874,704.55
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance          1,369,976.41
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance      1,009,456.30
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt          1,326,964.31
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             98,712.35
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              630,309.58
Certificate - Sec. 3.05(a)(vii)

Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt      1,326,964.31
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            98,712.35
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback      1,228,251.96
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate            10,094.56
